                                                                          [LOGO]


         THE STRONG
         SCHAFER VALUE FUND

-------------------------------------------------------------------------------

         ANNUAL REPORT - SEPTEMBER 30, 1999


                           [Photo of Building]

                            LETTER FROM THE CHAIRMAN


Dear Strong Investor,

A few months back, I sent a letter to some of our shareholders describing a recent business trip to Indianapolis. I said that everywhere I went--every highway traveled, every side street ventured down, bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

  - Highways jammed with people on their way to do business.

  - "Help Wanted" signs in more store windows than most of us have ever seen at one time.

  - Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

  - Restaurants are packed almost every night of the week with people who have money to spend.

As we make our way through the last quarter of the last year of the 20th Century, we are fortunate to be living in one of the greatest booms in recorded history. We should be grateful for the opportunity to live in these incredibly prosperous times. We also ought to remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

Though the current batch of inflation indicators don't seem too threatening, the Fed is wise to keep a sharp eye on the system. The economy can only grow so fast and still remain healthy. If it gains too much speed--like a car heading down a steep slope--it runs the risk of careening out of control. It's the Fed's job to provide just the right mix of acceleration and braking.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Here at Strong, we are bullish on America's prospects for the 21st Century. Long term, we believe interest rates are headed down. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.


                                                      /s/ Dick

                                   THE STRONG
                                 SCHAFER VALUE
                                      FUND
                                      ----


                       ANNUAL REPORT - SEPTEMBER 30, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEW

       The Strong Schafer Value Fund ..........................2


FINANCIAL INFORMATION

       Schedule of Investments ................................5

       Statement of Assets and Liabilities ....................7

       Statement of Operations ................................8

       Statements of Changes in Net Assets ....................9

       Notes to Financial Statements .........................10


FINANCIAL HIGHLIGHTS .........................................12


REPORT OF INDEPENDENT ACCOUNTANTS ............................12

                         THE STRONG SCHAFER VALUE FUND
                         -----------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ David K. Schafer
David K. Schafer
Portfolio Manager
--------------------------------------------------------------------------------
For the second straight year, value investing has been a very trying experience, particularly if it has been done in a disciplined way consistent with the past history of the market, as has been the case with the Strong Schafer Value Fund.

As we have mentioned in the past, it has been our experience that our approach to investing is out of favor for a period of time every five years or so. What has made this such an agonizing period for shareholders is that it has been the longest-lasting and deepest out-of-favor period we have experienced. As we referred to in the "Market Highlights" section of this report, the narrowness of the U.S. stock market is unmatched for the period I have been involved as an investment research analyst and portfolio manager (since 1966).

Microsoft, Cisco Systems, IBM, Sun Microsystems, Intel, Texas Instruments, and General Electric are the seven stocks that accounted for approximately 100% of the gain in the S&P 500 for the first nine months of 1999. The average P/E ratio for this group of seven stocks is 47.6, while their median P/E ratio is 50. The five largest stocks alone in the S&P 500 (by market capitalization), which account for a weighting of nearly 15% of the Index, accounted for more than 80% of the gain during the first nine months of the year.


--------------------------------------------------------------------------------
OUR STRONG BELIEF IS THAT IT IS A MATTER OF "WHEN," NOT "IF," VALUE INVESTING WILL COME BACK INTO FAVOR.
--------------------------------------------------------------------------------

FUND
 HIGHLIGHTS

- For the year ended September 30, 1999, the Strong Schafer Value Fund registered a loss of -6.94% compared to a gain of 27.81% posted by the S&P 500 Stock Index (S&P 500).*

- Reflecting portfolio changes that were made during the year, the average and median market capitalization of the Fund's holdings increased, and at this juncture the Fund is divided approximately 50/50 between large- and medium-cap stocks.

- Healthcare stocks and companies which had earnings shortfalls adversely affected the portfolio in fiscal year 1999.

              -------------------------------------------------


                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  AS OF 9-30-99

                             1-year          -6.94%

                             3-year           1.63%

                             5-year           8.37%

                            10-year          10.44%

                    Since Inception          11.95%
                       (on 10-22-85)

              -------------------------------------------------

                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                  AS OF 9-30-99

              SECURITY                          % OF NET ASSETS
              -------------------------------------------------
              Mellon Bank Corp.                            3.4%

              Wells Fargo Co.                              3.3%

              Burlington North. Santa Fe Corp.             3.3%

              PartnerRE, Ltd.                              3.3%

              General Motors Corp.                         3.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

It is hard to imagine the stock market getting much narrower than it is at the present, and if history does repeat itself, we could be coming close to the end of this very selective market.

In past periods of extreme stock market behavior such as we have had over the past two years (ending in 1974, 1980, and 1990), the "broadening out" period has been especially rewarding for value investors. For example, if you look at "value" as the bottom 20% of stocks by P/E ratio in the S&P 500 and compare their three-year returns with the Index for 1975-77 (+205% vs. +58% for the S&P
500), 1981-83 (+88% vs. +42%) and 1991-93 (+96% vs. +55%), it was worth the wait.

Our strong belief is that it is a matter of "when," not "if," value investing will come back into favor. History has shown that the combination of low valuations and strong earnings growth eventually leads to dramatic recoveries in stock prices and investment results as referenced in the years after 1974, 1980, and 1990. As such, we remain confident in the long-term potential of the Strong Schafer Value Fund. Thank you for your patience and your continued investment.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 9-30-89 TO 9-30-99

          The Strong Schafer      S & P         Lipper Growth &
              Value Fund       500 Index*     Income Funds Index*
Sep-89        $10,000.00        $10,000.00       $10,000.00
Sep-90         $8,258.67         $9,075.93        $8,719.64
Sep-91        $11,337.20        $11,904.30       $11,297.00
Sep-92        $13,468.10        $13,219.60       $12,440.60
Sep-93        $17,293.90        $14,938.40       $14,703.20
Sep-94        $18,059.10        $15,489.10       $15,234.00
Sep-95        $22,757.10        $20,096.30       $18,781.80
Sep-96        $25,713.60        $24,182.30       $21,991.80
Sep-97        $37,918.40        $33,963.60       $29,784.30
Sep-98        $29,001.60        $37,035.80       $29,382.20
Sep-99        $26,989.50        $47,333.90       $35,068.60

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index during the last 10 fiscal years. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.


--------------------------------------------------------------------------------

YOUR FUND'S
 APPROACH

THE STRONG SCHAFER VALUE FUND USES A STRICT VALUE APPROACH. THIS DISCIPLINE IS APPLIED TO BOTH BUYING AND SELLING. TO AVOID PERSONAL BIAS, EACH STOCK IS PROPORTIONED EQUALLY IN THE FUND WHEN PURCHASED. THE PRICE PAID FOR A COMPANY, RELATIVE TO ITS PROFITS, MUST BE BELOW THE AVERAGE OF THE S&P 500. STOCKS ARE GENERALLY SOLD WHEN THEY BECOME "EXPENSIVE" RELATIVE TO THE S&P 500. THE COMPANY ALSO MUST HAVE GOOD PROSPECTS FOR INCREASING PROFITS. THE MANAGER'S FOCUS IS TO SCRUTINIZE THESE PROSPECTS CAREFULLY. THE FUND USES THIS APPROACH TO PURSUE LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENTS IN STOCKS.

                     -------------------------------------
MARKET
 HIGHLIGHTS

- Continued steady economic growth in the U.S. contributed to the strong stock market performance of the large-cap growth stocks which dominated the performance of the S&P 500 and the Dow Jones Industrial Averages.

- For the second straight year, the positive returns of the large-cap-dominated S&P 500 continued to overshadow the lackluster performance of the overall market.

- The narrowness of the U.S. stock market is probably the most extreme since the early 1970s. Approximately the entire gain in the S&P 500 during the first nine months of 1999, for example, was accounted for by seven large-cap growth stocks.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
             PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 9-30-99 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------

                                    CLOSING PRICE                     EARNINGS PER SHARE                      PRICE/EARNINGS RATIO
SECURITY                              (9/30/99)                      1999E           2000E                  1999E             2000E
Allstate Corp                        $ 24.94                         2.72            2.83                    9.2               8.8
American Home Products                 41.50                         1.77            1.97                   23.5              21.1
Arrow Electrs Inc                      17.63                         1.44            1.92                   12.2               9.2
Avnet Inc                              42.00                         3.34            3.83                   12.6              11.0
Bank Amer Corp                         55.69                         4.70            5.44                   11.8              10.2
BCE                                    49.81                         2.03            2.40                   24.5              20.8
Borg-Warner Automotive Inc             43.00                         5.05            5.77                    8.5               7.5
Burlington Northn Santa Fe             27.50                         2.39            2.69                   11.5              10.2
Cadence Design System Inc              13.38                         0.36            0.84                   37.2              15.9
Canadian Natl Ry Co                    30.31                         2.45            2.83                   12.4              10.7
Chase Manhattan Corp New               75.38                         5.54            6.04                   13.6              12.5
Chubb Corp                             49.63                         3.39            4.31                   14.6              11.5
Dana Corp                              37.13                         4.14            4.49                    9.0               8.3
Diebold                                23.13                         1.83            2.04                   12.6              11.3
ECI Telecom                            24.69                         2.30            2.70                   10.7               9.1
FDX Corp                               38.88                         2.15            2.39                   18.1              16.3
Federal Natl Mtg Assn                  62.69                         3.70            4.19                   17.0              15.0
General Motors                         62.94                         8.46            8.39                    7.4               7.5
ICN Pharmaceuticals                    17.19                         1.42            1.93                   12.1               8.9
Lafarge Corp                           32.00                         3.72            4.12                    8.6               7.8
Lockheed Martin Corp                   32.69                         1.50            2.15                   21.8              15.2
May Dept Stores Co                     36.44                         2.57            2.83                   14.2              12.9
Maytag Corp                            33.31                         3.59            3.91                    9.3               8.5
Mellon Bk Corp                         33.63                         1.82            2.03                   18.5              16.6
Merrill Lynch & Co Inc                 67.38                         5.63            5.42                   12.0              12.4
Mylan Laboratories                     18.38                         1.19            1.42                   15.4              13.0
Omnicare Inc                            9.63                         1.00            1.25                    9.6               7.7
PartnerRe Limited                      34.75                         3.28            4.58                   10.6               7.6
Philip Morris Cos                      34.19                         3.30            3.69                   10.3               9.3
Raytheon Co Cl B                       49.63                         2.75            2.21                   18.1              22.5
Southdown Inc                          53.50                         5.58            6.26                    9.6               8.5
Summit Bancorp                         32.44                         2.66            3.05                   12.2              10.6
Ucar Intl Inc                          22.81                         1.85            2.52                   12.3               9.1
Wells Fargo & Co New                   39.63                         2.24            2.59                   17.7              15.3
------------------------------------------------------------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND PORTFOLIO AVERAGES                                                                14.1              11.8

S&P 500 STOCK INDEX                 1,282.71                        49.40           54.34                   26.0              23.6

E=ESTIMATE


SCHEDULE OF INVESTMENTS IN SECURITIES                                                                          September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                           STRONG SCHAFER VALUE FUND

                                                      Shares or                        Unit
                                                      Principal        Average        Market                              Market
Security                                               Amount         Unit Cost        Value           % Change           Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 98.6%
AEROSPACE & DEFENSE 5.8%
Lockheed Martin Corporation                            640,000          $40.09        $32.69            -18.46%         $20,920,000
Raytheon Company Class B                               344,000           56.04         49.63            -11.45%          17,071,000
                                                                                                                        ------------
                                                                                                                         37,991,000

AIR FREIGHT 2.9%
FDX Corporation (b)                                    500,000           18.84         38.75            105.67%          19,375,000

AUTO PARTS 6.3%
Borg-Warner Automotive, Inc.                           490,600           35.72         43.00             20.39%          21,095,800
Dana Corporation                                       542,000           41.22         37.13             -9.95%          20,121,750
                                                                                                                        ------------
                                                                                                                         41,217,550
AUTOMOBILE 3.2%
General Motors Corporation                             340,000           61.23         62.94              2.78%          21,398,750

BANKS 14.4%
Bank of America Corporation                            345,000           61.06         55.69             -8.80%          19,212,186
The Chase Manhattan Corporation                        230,000           35.26         75.38            113.74%          17,336,250
Mellon Bank Corporation                                663,000           11.08         33.75            204.50%          22,376,250
Summit Bancorp                                         455,000           39.31         32.44            -17.48%          14,759,063
Wells Fargo Company                                    555,000           36.80         39.63              7.67%          21,991,875
                                                                                                                        ------------
                                                                                                                         95,675,624

BROKERAGE 3.1%
Merrill Lynch & Company, Inc.                          300,000           51.26         67.19             31.08%          20,156,250

CEMENT 6.4%
Lafarge Corporation                                    662,000           20.14         32.13             59.53%          21,266,750
Southdown, Inc.                                        398,000           35.33         53.50             51.43%          21,293,000
                                                                                                                        ------------
                                                                                                                         42,559,750
COMMERCIAL SERVICE 2.4%
Diebold, Inc.                                          670,000           27.54         23.13            -16.03%          15,493,750

COMPUTER SOFTWARE 3.0%
Cadence Design Systems, Inc. (b)                     1,499,700           19.88         13.25            -33.35%          19,871,025

ELECTRONIC EQUIPMENT & DISTRIBUTION 5.1%
Arrow Electronics, Inc. (b)                          1,111,100           25.97         17.63            -32.14%          19,583,138
Avnet, Inc.                                            335,000           47.98         42.00            -12.45%          14,070,000
                                                                                                                        ------------
                                                                                                                         33,653,138
HEALTHCARE 10.3%
American Home Products Corporation                     460,000           44.93         41.50             -7.64%          19,090,000
ICN Pharmaceuticals, Inc.                              870,000           33.74         17.19            -49.06%          14,953,125
Mylan Laboratories, Inc.                             1,025,000           26.71         18.38            -31.21%          18,834,375
Omnicare, Inc.                                       1,550,000           24.02          9.63            -59.92%          14,918,750
                                                                                                                        ------------
                                                                                                                         67,796,250
HOUSEHOLD APPLIANCES & FURNISHINGS 1.9%
Maytag Corporation                                     370,000           56.23         33.31            -40.75%          12,325,625

INSURANCE 8.8%
The Allstate Corporation                               680,000           39.17         24.94            -36.34%          16,957,500
Chubb Corporation                                      395,000           62.26         49.81            -19.99%          19,675,938
PartnerRE, Ltd.                                        620,000           38.96         34.75            -10.81%          21,545,000
                                                                                                                        ------------
                                                                                                                         58,178,438
MORTGAGE & RELATED SERVICE 3.2%
Federal National Mortgage Association                  335,000           71.83         62.69            -12.73%          21,000,313

RAILROAD 6.4%
Burlington Northern Santa Fe Corporation               785,000           27.95         27.50             -1.60%          21,587,500
Canadian National Railway Company                      687,000           28.12         30.31              7.81%          20,824,688
                                                                                                                        ------------
                                                                                                                         42,412,188


                                                                                                                                  5


SCHEDULE OF INVESTMENTS IN SECURITIES (continued)                                                              September 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                   STRONG SCHAFER VALUE FUND (continued)

                                                      Shares or                        Unit
                                                      Principal        Average        Market                            Market
Security                                               Amount         Unit Cost        Value           % Change         Value
-----------------------------------------------------------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORE 3.0%
May Department Stores Company                          550,000           27.92         36.44             30.51%         $20,040,625

STEEL 3.1%
UCAR International, Inc. (b)                           882,000           24.23         22.81             -5.83%          20,120,625

TELECOMMUNICATIONS 6.2%
BCE, INC.                                              420,000           51.20         49.81             -2.71%          20,921,250
ECI Telecom, Ltd.                                      790,000           37.48         24.69            -34.13%          19,503,125
                                                                                                                        ------------
                                                                                                                         40,424,375

TOBACCO 3.1%
Philip Morris Companies, Inc.                          598,000           37.86         34.19             -9.69%          20,444,124
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $712,443,454)                                                                                 650,134,400
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.4%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 4.99%              $2,062,778          100.00        100.00              0.00%           2,062,778
Wisconsin Electric Power Company, 5.02%                539,021          100.00        100.00              0.00%             539,021
------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,601,799)                                                                            2,601,799
====================================================================================================================================
Total Investments in Securities (Cost $715,045,253) 99.0%                                                               652,736,199
Other Assets and Liabilities, Net 1.0%                                                                                    6,569,899
------------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                      $659,306,098
====================================================================================================================================
LEGEND
------------------------------------------------------------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.


6                                               See Notes to Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
September 30, 1999


                                                                                Strong Schafer
                                                                                  Value Fund
                                                                                --------------
Assets:
  Investments in Securities, at Market Value
   (Cost of $715,045,253)                                                        $652,736,199
  Receivable for Securities Sold                                                    7,379,400
  Dividends and Interest Receivable                                                 1,108,706
  Other Assets                                                                         49,209
                                                                                --------------
  Total Assets                                                                    661,273,514

Liabilities:
  Payable for Fund Shares Redeemed                                                  1,836,241
  Accrued Operating Expenses and Other Liabilities                                    131,175
                                                                                --------------
  Total Liabilities                                                                 1,967,416
                                                                                --------------
Net Assets                                                                       $659,306,098
                                                                                ==============

Net Assets Consist of:
  Capital Stock (250,000,000 shares authorized, $.10 par value)                  $  1,430,312
  Paid-in Capital                                                                 819,851,315
  Undistributed Net Investment Income                                               4,797,313
  Accumulated Net Realized Loss                                                  (104,463,788)
  Net Unrealized Depreciation                                                     (62,309,054)
                                                                                --------------
  Net Assets                                                                     $659,306,098
                                                                                ==============
Capital Shares Outstanding                                                         14,303,122

Net Asset Value Per Share                                                              $46.10
                                                                                ==============


                                 See Notes to Financial Statements                           7

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------
For the Year Ended September 30, 1999

                                                                                Strong Schafer
                                                                                  Value Fund
                                                                                --------------
Income:
  Dividends
   Unaffiliated Issuers (net of foreign withholding taxes of $191,848)          $ 20,819,505
   Affiliated Issuers                                                                530,700
  Interest                                                                         1,002,632
                                                                                --------------
  Total Income                                                                    22,352,837

Expenses:
  Investment Advisory Fees                                                        11,552,400
  Custodian Fees                                                                      29,878
  Shareholder Servicing Costs                                                      2,906,106
  Other                                                                            1,115,348
                                                                                --------------
  Total Expenses                                                                  15,603,732
                                                                                --------------
Net Investment Income                                                              6,749,105

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
   Investments -- Unaffiliated Issuers                                           (95,804,897)
   Investments -- Affiliated Issuers                                              (6,150,486)
                                                                                --------------
   Net Realized Loss                                                            (101,955,383)
  Net Change in Unrealized Appreciation/Depreciation on Investments              111,839,764
                                                                                --------------
Net Gain on Investments                                                            9,884,381
                                                                                --------------
Net Increase in Net Assets Resulting from Operations                            $ 16,633,486
                                                                                ==============

8                                See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                               Strong Schafer Value Fund
                                                                                              ---------------------------
                                                                                          Year Ended              Year Ended
                                                                                        Sept. 30, 1999          Sept. 30, 1998
                                                                                       ----------------        ----------------
Operations:
  Net Investment Income                                                                 $    6,749,105          $   11,553,761
  Net Realized Gain (Loss)                                                                (101,955,383)              5,547,326
  Net Change in Unrealized Appreciation/Depreciation                                       111,839,764            (478,303,192)
                                                                                       ----------------        ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                           16,633,486            (461,202,105)

Distributions:
  From Net Investment Income                                                                (9,533,194)            (13,340,621)
  From Net Realized Gains                                                                           --             (32,880,858)
                                                                                       ----------------        ----------------
  Total Distributions                                                                       (9,533,194)            (46,221,479)

Capital Share Transactions:
  Proceeds from Shares Sold                                                                233,245,091           1,316,428,586
  Proceeds from Reinvestment of Distributions                                                9,181,919              44,633,159
  Payment for Shares Redeemed                                                           (1,017,952,730)           (743,425,263)
                                                                                       ----------------        ----------------
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                   (775,525,720)            617,636,482
                                                                                       ----------------        ----------------
Total Increase (Decrease) in Net Assets                                                   (768,425,428)            110,212,898

Net Assets:
  Beginning of Year                                                                      1,427,731,526           1,317,518,628
                                                                                       ----------------        ----------------
  End of Year                                                                           $  659,306,098          $1,427,731,526
                                                                                       ================        ================

Transactions in Shares of the Fund:
  Sold                                                                                       4,260,881              20,130,827
  Issued in Reinvestment of Distributions                                                      159,187                 712,307
  Redeemed                                                                                 (18,755,755)            (11,784,062)
                                                                                       ----------------        ----------------
  Net Increase (Decrease) in Shares of the Fund                                            (14,335,687)              9,059,072
                                                                                       ================        ================


                                         See Notes to Financial Statements.                                                   9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
September 30, 1999

1.  Organization

    Strong Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Securities of the Fund are valued through valuations obtained by a commercial pricing service or the mean of the latest bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Additional Investment Risk -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

         Investments in foreign denominated assets may involve greater risks than domestic investments, due to currency, political and economic, regulatory and market risks.

    (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (G) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.  Related Party Transactions

    Strong Schafer Capital Management LLC (the "LLC") provides management and investment advisory services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides that, subject to the direction of the Fund's Board of Directors, the LLC is responsible for the management of the Fund's portfolio. The LLC is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Advisory Agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets. Investment advisory fees payable to the LLC at September 30, 1999 were $38. Unaffiliated directors' fees paid during the year ended September 30, 1999 were $42,500.

--------------------------------------------------------------------------------

    In September, 1997, Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the LLC. The LLC Agreement provides that Schafer and Strong shall be members of the LLC, with Schafer as the managing member, and grants to Strong an option to purchase Schafer's interest in the LLC. This option is first exercisable on January 10, 2001, or earlier in the event of certain other circumstances, subject to obtaining necessary regulatory approvals, including approval of the Fund's shareholders. As managing member of the LLC, Schafer will provide ongoing management and investment advisory services to the Fund and will perform all obligations of the LLC under the investment advisory agreement between the Fund and the LLC.

    Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Fund accounting service fees paid to Strong for the year ended September 30, 1999 were $88,913. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees payable to Strong at September 30, 1999 were $62,426. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Other shareholder servicing expenses paid to Strong for the year ended September 30, 1999 were $2,985,314.

    Pursuant to a distribution agreement, Strong Investments, Inc., an indirect subsidiary of Strong, has agreed to act at the request of the Fund and the LLC as the Fund's agent to effect the distribution of the Fund's shares.
    No expenses are incurred by the Fund with respect to this agreement.

4.  Investment Transactions

    The aggregate purchases and sales of investment securities (excluding short-term investments) during the year ended September 30, 1999 were $757,405,169 and $1,532,667,095, respectively.

5.  Income Tax Information

    At September 30, 1999, the cost of investments in securities for federal income tax purposes was $716,185,142. Net unrealized depreciation of securities was $63,448,943, consisting of gross unrealized appreciation and depreciation of $70,936,389 and $134,385,332, respectively. The Fund had a capital loss carryover of $103,907,288 which expires in 2007.

    For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 1999 which is designated as qualifying for the dividends-received deduction is 100% (unaudited).

6.  Investments in Affiliates

    Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended September 30, 1999 is as follows:

                                           Balance of        Gross       Gross Sales    Balance of        Value     Dividend Income
                                          Shares Held      Purchases         and        Shares Held     Sept. 30,   Oct. 1, 1998 -
                                          Oct. 1, 1998   and Additions   Reductions    Sept. 30, 1999     1999      Sept. 30, 1999
                                          ------------   -------------   -----------   --------------   ---------   ---------------
Cleveland-Cliffs, Inc.                       577,600           --          577,600          --             --          $433,200
Harman International Industries, Inc.      1,030,000           --        1,030,000          --             --            97,500


                                                                                                                               11

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                     ---------------------------------------------------------------
                                                                       Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,    Sept. 30,
Selected Per-Share Data(a)                                               1999         1998        1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $49.85       $67.29      $47.28       $43.46      $36.54
Income From Investment Operations
   Net Investment Income                                                  0.44         0.40        0.39         0.47        0.36
   Net Realized and Unrealized Gains (Losses) on Investments             (3.83)      (15.81)      21.48         5.00        8.53
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (3.39)      (15.41)      21.87         5.47        8.89

Less Distributions
   From Net Investment Income                                            (0.36)       (0.59)      (0.43)       (0.38)      (0.33)
   From Net Realized Gains                                                  --        (1.44)      (1.43)       (1.27)      (1.64)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.36)       (2.03)      (1.86)       (1.65)      (1.97)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $46.10       $49.85      $67.29       $47.28      $43.46
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -6.9%       -23.5%      +47.5%       +13.0%      +26.0%
   Net Assets, End of Period (In Millions)                                $659       $1,428      $1,318         $389        $163
   Ratio of Expenses to Average Net Assets                                1.4%         1.2%        1.2%         1.3%        1.3%
   Ratio of Net Investment Income to Average Net Assets                   0.6%         0.7%        0.8%         1.2%        1.2%
   Portfolio Turnover Rate                                               67.1%        39.0%       22.5%        17.8%       33.2%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                               See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Schafer Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Schafer Value Fund, Inc. (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 5, 1999
12

                                    DIRECTORS
                                David K. Schafer
                               Timothy C. Collins
                                 Mary P. English
                                Phillip P. Young

                                    OFFICERS
                           David K. Schafer, PRESIDENT
                         James P. Cullen, VICE PRESIDENT
                  Brendan J. Spillane, SECRETARY AND TREASURER
                      John S. Weitzer, ASSISTANT SECRETARY

                               INVESTMENT ADVISOR
                     Strong Schafer Capital Management, LLC
                       P.O. Box 8808, Princeton, NJ 08540

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                                 Sidley & Austin
                   1 First National Plaza, Chicago, IL 60603>

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.




                                  -------------

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                            or conduct a transaction,
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                                  -------------

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                               CALL 1-800-368-1683

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                        STRONG INVESTMENTS, INC. 13312K99                  ASVAL